Exhibit 99.1

May 18, 2010

EXPLORATION NEWS RELEASE

EL GALLO DRILLING EXPANDS SILVER MINERALIZATION

100 METERS TO THE EAST

BEST EXPANSION HOLE: 149 GPT SILVER OVER 23 METERS

BEST DELINEATION HOLE: 410 GPT SILVER OVER 40 METERS

TORONTO, ONTARIO (MAY 18, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce results from twenty-five new core holes (Fig. 1, Table 1) at the El Gallo Project in Sinaloa State, Mexico. The three best results since April 26, 2010 are: 12.0 ounces of silver per ton (opt) over 131.1 feet (ft) (410.2 grams of silver per tonne over 40.0 meters (m), 4.3 opt silver over 75.5 ft (149.0 gpt silver over 23.0 m) and 3.3 opt silver over 119.8 ft (114.6 gpt silver over 36.5 m).

Exploration Highlights

•                 Main Zone extended by an additional 330 ft (100 m) to the east with intersections returning: 4.3 opt silver over 75.5 ft (149.0 gpt silver over 23.0 m).  The strike of the Main Zone now measures 2,000 ft (610 m) in length.

•                 Delineation drilling in the Main Zone, designed to expand the mineralization and increase the level of confidence, continues to confirm wide intersections of good grade: 12.0 opt silver over 131.1 ft (410.2 gpt silver over 40.0 m) and 3.3 opt silver over 119.8 ft (114.6 gpt silver over 36.5 m).

•                 North Zone continues to grow in size: 3.2 opt silver over 82.0 ft (108.4 gpt silver over 25.0 m). Mineralization starts at surface.

•                 Recently discovered Southwest Zone returns: 3.5 opt silver over 35.4 ft (120.8 gpt silver over 10.4 m) starting from surface.

•                 Distance between the Main and North Zone continues to close: 17.1 opt silver over 14.4 ft (587.7 gpt silver over 4.4 m) and 2.8 opt silver over 160.8 ft (97.3 gpt silver over 49.0 m).

Main Zone Extended 330 ft (100 m) to the East - (Fig. 1, 3, 5)

4.3 opt silver over 75.5 ft (149.0 gpt silver over 23.0 m)

Six new holes were drilled in the Main Zone in order to expand the mineralization to the east. These holes successfully extended the mineralization by 330 ft (100 m) and increased the strike length to 2,000 ft (610 m) (Fig. 1, 3). US Gold’s geologists believe this is an important development since it demonstrates that the mineralization continues beyond the soil geochemical signature (Fig. 5). Therefore, the potential to find additional mineralization looks promising. Highlights from these holes are listed below:

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-126	2.4	58.6	156.3	214.9	80.9	17.9	47.7	65.5
Including	17.4	3.9	211.0	214.9	595.0	1.2	64.3	65.5

GAX-128	3.0	53.5	436.0	489.5	104.3	16.3	132.9	149.2
Including	20.7	3.1	476.0	479.2	711.0	1.0	145.1	146.1

GAX-129	3.8	24.9	148.0	172.9	130.8	7.6	45.1	52.7
Including	15.6	1.3	171.6	172.9	534.0	0.4	52.3	52.7
And	2.4	42.7	360.9	403.5	81.5	13.0	110.0	123.0
Including	10.3	3.8	370.7	374.5	354.0	1.2	113.0	114.2

GAX-137	4.3	75.5	105.3	180.8	149.0	23.0	32.1	55.1
Including	11.8	10.8	160.1	170.9	404.3	3.3	48.8	52.1

GAX-138	4.4	20.3	252.6	273.0	149.9	6.2	77.0	83.2
Including	19.8	2.6	252.6	255.2	678.0	0.8	77.0	77.8
And	3.6	20.3	303.8	324.1	124.0	6.2	92.6	98.8

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Successful Delineation Drilling Continues (Fig. 1)

12.0 opt silver over 131.1 ft (410.2 gpt silver over 40.0 m)

The purpose of the delineation drilling was to expand and better define the distribution and grade within the Main Zone. Hole GAX143 expanded the mineralization up-dip with a significant intersection that returned 12.0 opt silver over 131.1 ft (410.2 gpt silver over 40.0 m). GAX130 was a successful down-dip hole that expanded the zone and better defined the orientation of the mineralization. The remaining holes were designed to infill separate areas in order to establish greater continuity. These holes successfully intersected wide intervals of good grade that met expectations. Highlights from these holes are shown below:

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-127	3.0	80.1	98.9	179.0	102.2	24.4	30.2	54.6
Including	13.7	5.1	98.9	104.0	469.0	1.6	30.2	31.7
Including	10.1	2.8	116.1	118.9	345.0	0.9	35.4	36.3
And	2.2	27.2	304.1	331.4	75.8	8.3	92.7	101.0

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-130	1.9	66.9	107.0	173.9	66.3	20.4	32.6	53.0
Including	10.9	3.1	131.2	134.4	374.0	1.0	40.0	41.0
And	7.1	20.5	294.5	315.0	243.0	6.3	89.8	96.0
Including	101.5	1.3	313.6	315.0	3,480.0	0.4	95.6	96.0

GAX-134	3.3	119.8	0.0	119.8	114.6	36.5	0.0	36.5
Including	12.5	9.2	61.5	70.7	428.8	2.8	18.8	21.6

GAX-142	1.4	143.7	7.9	151.6	49.6	43.8	2.4	46.2

GAX-143	12.0	131.1	52.8	183.9	410.2	40.0	16.1	56.1
Including	278.3	2.8	52.8	55.6	9,540.0	0.9	16.1	17.0
Including	49.1	4.3	102.2	106.5	1,685.0	1.3	31.2	32.5
Including	33.3	1.1	157.8	159.1	1,140.0	0.4	48.1	48.5

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Gap Continues to Close Between Main and North Zone - (Fig. 1, 4, 6)

One of the ongoing objectives of the 2010 drilling program is to establish continuity between the Main and North Zones. The results highlighted below are the most recent from this area (seven holes have been previously released) and demonstrate that the distance between the Main and North Zones continues to close (Fig. 1, 4, 6). If additional drilling is successful the area could conceivably be mined as one large open pit as opposed to two smaller pits. Highlights are shown below:

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-113	1.9	30.7	278.5	309.2	66.1	9.4	84.9	94.3

GAX-114	2.8	160.8	45.3	206.0	97.3	49.0	13.8	62.8
Including	13.1	6.2	176.2	182.4	449.1	1.9	53.7	55.6
Including	14.8	4.6	201.4	206.0	507.0	1.4	61.4	62.8

GAX119	3.0	89.9	28.5	118.4	101.7	27.4	8.7	36.1
Including	9.9	16.1	69.6	85.6	338.8	4.9	21.2	26.1

GAX-136	17.1	14.4	102.0	116.5	587.7	4.4	31.1	35.5
Including	26.0	7.1	106.1	113.2	891.0	2.2	32.4	34.5

GAX-140	6.0	40.0	81.4	121.4	205.5	12.2	24.8	37.0

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

North Zone Continues to Grow in Size - (Fig. 1, 6)

3.2 opt silver over 82.0 ft (108.4 gpt silver over 25.0 m)

One new hole was completed in the North Zone. It intersected a wide interval of good grade starting from surface. The results from this hole expanded the mineralization 75 ft (23 m) laterally.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-120	3.2	82.0	0.0	82.0	108.4	25.0	0.0	25.0
Including	18.7	4.9	70.5	75.5	642.0	1.5	21.5	23.0

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Southwest Zone — Early Success Continues — (Fig. 1)

The initial discovery hole (GAX131) in the Southwest Zone was released on April 26, 2010 and returned 22.9 opt silver over 34.1 ft (785.7gpt silver over 10.4 m).  Two additional holes have since been completed. GAX133 encountered near-surface mineralization 625 ft (190 m) northeast of GAX131 and 460 ft (140 m) southwest of the nearest drilling in the Main Zone. GAX132, an offset to GAX131 experienced poor core recoveries and did not encounter any silver. US Gold is planning to re-drill this hole. Results from GAX133 are listed below:

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-133	3.5	35.4	0.0	35.4	120.8	10.8	0.0	10.8

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Possible Parallel Zone Continues To Emerge — (Fig. 1)

On April 6th 2010, US Gold announced that two holes intersected what appears to be a separate zone that parallels the Main Zone. One new hole has been drilled to expand this mineralization along strike to the east. This hole successfully encountered a narrow zone of good grade starting near surface. Additional drilling is ongoing in order to expand the mineralization and better understand the size potential.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-101	5.8	5.6	36.1	41.7	200.0	1.7	11.0	12.7

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Geological Technical Description of El Gallo

El Gallo is a low-sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range which is part of a Cretaceous to Tertiary magmatic arc with volcanic and associated sedimentary rocks that extends for hundreds of miles through northwestern Mexico. Cretaceous-Tertiary volcanic and volcaniclastic rocks rest upon a basement of Paleozoic and Mesozoic sedimentary and metamorphic rocks.  Intrusives of Late Cretaceous and Tertiary age cut these rocks locally.  Regionally, these intrusives are dominated by the granitic Sinaloa Batholith. El Gallo project is located near the margin of the Sinaloa Batholith.  Other shallow-level porphyritic intrusives also occur within the project area.  Silver mineralization is hosted in breccia and stockwork zones that occur primarily in the andesitic volcanic and intrusive rocks and to a lesser extent in quartz monzonite porphyry intrusive rocks. The shape of the mineralization has not yet been fully defined.

To view the 25 new core holes from this news release see Table 1.

To view all 143 core holes drilled at El Gallo, please click:

http://www.usgold.com/news/pdf/20090805_uxg_elgalloallholes.pdf

To view assays intervals from core holes GAX137 and GAX147, please click:

GAX137: http://www.usgold.com/news/pdf/20100518/gax137_nr.xls

GAX147: http://www.usgold.com/news/pdf/20100518/gax143_nr.xls

ABOUT US GOLD (www.usgold.com)

US Gold Corporation is a Colorado incorporated company that explores for gold and silver. It has a strong treasury, no debt and two significant land holdings, one in Nevada next to Barrick Gold’s multi-million ounce Cortez project, and the other in Mexico where it has made an exciting high-grade silver discovery and is currently conducting a 330,000 ft (100,000 m) drill core program that is expected to provide news throughout the year. US Gold’s goal is to qualify for inclusion in the S&P 500 within the next 5 years. US Gold’s shares trade on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG. US Gold has good market liquidity, trading 1.0 million shares daily, and is included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by John Read, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards were inserted every 20 samples. Samples from the geochemical survey shown on Figure 5 were analyzed by US Gold’s internal lab, located at the Magistral Mine, Sinaloa Mexico, utilizing atomic absorption.

All holes were drilled with HQ bits. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk

Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Table 1 El Gallo Silver Project: Core Holes Assays	May 18, 2010

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX85	1.0	18.9	8.2	34.7	5.8	2.5	0°	-90°	212168	2843193

GAX86	2.7	7.2	50.0	92.5	2.2	15.3	350°	-75°	212091	2843204
And	3.0	4.9	115.8	101.8	1.5	35.3
And	1.1	93.0	139.3	38.7	28.4	42.5
And	1.8	9.2	272.3	61.0	2.8	83.0

GAX101	5.8	5.6	36.1	200.0	1.7	11.0	350°	-60°	212187	2843111

GAX113	1.9	30.7	278.5	66.1	9.4	84.9	350°	-45°	212215	2843316

GAX114	2.8	160.8	45.3	97.3	49.0	13.8	350°	-55°	212181	2843280
Including	13.1	6.2	176.2	449.1	1.9	53.7
Including	14.8	4.6	201.4	507.0	1.4	61.4

GAX118	2.0	9.5	180.4	67.9	2.9	55.0	350°	-50°	211958	2843227
And	2.0	10.3	298.1	69.5	3.2	90.9

GAX119	3.0	89.9	28.5	101.7	27.4	8.7	350°	-65°	212071	2843333
Including	9.9	16.1	69.6	338.8	4.9	21.2

GAX120	3.2	82.0	0.0	108.4	25.0	0.0	200°	-45°	212118	2843527
Including	18.7	4.9	70.5	642.0	1.5	21.5

GAX125	2.0	15.1	488.8	67.1	4.6	149.0	350°	-45°	212356	2843289

GAX126	1.5	16.1	104.3	50.7	4.9	31.8	350°	-70°	212376	2843218
And	2.4	58.6	156.3	80.9	17.9	47.7
Including	17.4	3.9	211.0	595.0	1.2	64.3

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX127	3.0	80.1	98.9	102.2	24.4	30.2	170°	-75°	212215	2843311
Including	13.7	5.1	98.9	469.0	1.6	30.2
Including	10.1	2.8	116.1	345.0	0.9	35.4
And	2.2	27.2	304.1	75.8	8.3	92.7

GAX128	3.0	53.5	436.0	104.3	16.3	132.9	-350°	-45°	212443	2843233
Including	20.7	3.1	476.0	711.0	1.0	145.1

GAX129	3.8	24.9	148.0	130.8	7.6	45.1	350°	-60°	212443	2843231
Including	15.6	1.3	171.6	534.0	0.4	52.3
And	2.4	42.7	360.9	81.5	13.0	110.0
Including	10.3	3.8	370.7	354.0	1.2	113.0

GAX130	1.9	66.9	107.0	66.3	20.4	32.6	350°	-85°	212256	2843183
Including	10.9	3.1	131.2	374.0	1.0	40.0
And	7.1	20.5	294.5	243.0	6.3	89.8
Including	101.5	1.3	313.6	3,480.0	0.4	95.6

GAX132	PRC	PRC	PRC	PRC	PRC	PRC	180°	-45°	211662	2842903

GAX133	3.5	35.4	0.0	120.8	10.8	0.0	120°	-45°	211819	2843019

GAX134	3.3	119.8	0.0	114.6	36.5	0.0	220°	-55°	211906	2843222
Including	12.5	9.2	61.5	428.8	2.8	18.8

GAX135	2.1	5.4	95.0	71.2	1.7	29.0	350°	-60°	212157	2843426

GAX136	17.1	14.4	102.0	587.7	4.4	31.1	170°	-50°	212120	2843346
Including	26.0	7.1	106.1	891.0	2.2	32.4

GAX137	4.3	75.5	105.3	149.0	23.0	32.1	350°	-50°	212376	2843219
Including	11.8	10.8	160.1	404.3	3.3	48.8

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX138	4.4	20.3	252.6	149.9	6.2	77.0	350°	-80°	212377	2843205
Including	19.8	2.6	252.6	678.0	0.8	77.0
And	3.6	20.3	303.8	124.0	6.2	92.6

GAX139	2.2	50.2	159.8	75.3	15.3	48.7	350°	-50°	212409	2843204
Including	12.4	3.3	206.7	425.0	1.0	63.0

GAX140	6.0	40.0	81.4	205.5	12.2	24.8	170°	-60°	212164	2843349

GAX142	1.4	143.7	7.9	49.6	43.8	2.4	170°	-80°	211879	2843224

GAX143	12.0	131.1	52.8	410.2	40.0	16.1	220°	-50°	211950	2843209
Including	278.3	2.8	52.8	9,540.0	0.9	16.1
Including	49.1	4.3	102.2	1,685.0	1.3	31.2
Including	33.3	1.1	157.8	1,140.0	0.4	48.1

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

  PRC = Poor Core Recoveries

US GOLD

Figure 1

El Gallo Drill Hole Locations - Plan (Aerial) View

May 18, 2010

Legend
Mineralized Footprint
Core Hole
Jan 2009 - May 2010 Core Hole
Mineralization May Continue in this Direction
Topography Lines
211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
North Zone
Main Zone
Southwest Zone
Open
GAX120
GAX135
GAX140
GAX136
GAX113
GAX127
GAX119
GAX125
GAX114
GAX129
GAX128
GAX134
GAX142
GAX118
GAX143
GAX086
GAX085
GAX126
GAX137
GAX138
GAX139
GAX130
GAX101
GAX133
GAX132
Bad core recovery
N
0
100
200
Meters
0
300
600
Feet

Figure 2

El Gallo Cross Section Locations - Plan (Aerial) View

May 18, 2010

Legend
Mineralized Footprint
Jan 2009 - May 2010 Core Hole Collar Location
Mineralization May Continue in this Direction
Topography Lines
North Zone
Main Zone
Southwest Zone
Open
Cross Section Figure 3
Cross Section Figure 4
211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
N
0 100 200
Meters
0 300 600
Feet

Figure 3

El Gallo Cross Section – Main Zone Far East (Section Number: NWSE South 27)

May 18, 2010

Surface
NW
SE
300 m Elev
300 m Elev
Mineralization open to the Northwest
4.3 opt Ag / 75.5 ft
(149.0 gpt / 23.0 m)
2.4 opt Ag / 58.6 ft
(80.9 gpt / 17.9 m)
Mineralization open to the Southeast
4.4 opt Ag / 20.3 ft
(149.9 gpt / 6.2 m)
3.6 opt Ag / 20.3 ft
(124.0 gpt / 6.2 m)
200 m Elev
200 m Elev
GAX137
GAX126
GAX138
GAX125
Legend
Silver Mineralization
New Core Hole
Mineral Intercept MAY 18, 2010
GAX125 = Drill Hole ID
165 ft
50 m

Figure 4

El Gallo Cross Section – Main Zone Central (Section Number: NWSE South 20)

May 18, 2010

2.8 opt Ag / 160.8 ft
(97.3 gpt / 49.0 m)
SE
Surface
NW
300 m
Elev
6.0 opt Ag / 40.0 ft
(205.5 gpt / 12.2 m)
300 m
Elev
Mineralization
open to the
Southeast
Trying to Connect
Mineralization to North Zone
325 ft (100m) Away
GAX006
GAX012
GAX114
GAX059
200 m
Elev
200 m
Elev
GAX024
GAX140
GAX090
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
MAY 18, 2010
GAX140 = Drill Hole ID
165 ft
50 m

US★GOLD

Figure 5

El Gallo Geochemical Soil Survey Signature – Plan (Aerial) View

May 18, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Ag in soils (ppm)
>40 - 1,000
>30 - 40
>25 - 30
>20 - 25
>15 - 20
>10 - 15
>5 - 10
>3 - 5
>1 - 3
< or = 1
Core Hole Collar Location
Core Hole Trace
Mineral Footprint
Drilling Successfully Encounters Silver Mineralization Outside Geochemical Anomaly
GAX125
GAX126
GAX137
GAX138
GAX129
GAX128
GAX139
0 150 300
Feet
0 75 150
Meters

Figure 6

El Gallo: Continues to Grow in Size - Filling in the Gap - Plan (Aerial) View

May 18, 2010

Dec 31, 2009 - 43 Holes
May 18, 2010 - 143 Holes
211600 m
211800 m
212000 m
212200 m
212400 m
2843600 m
2843400 m
2843200 m
2843000 m
No Continuity
North Zone
Main Zone
4.5 Months
Continuity Emerging
North Zone
Main Zone
Southwest Zone
Legend
Mineralized Footprint
0 100 200
Meters
N
0 300 600
Feet